EXHIBIT 99.2


DIRECTORS AND EXECUTIVE OFFICERS OF THE GRAND UNION COMPANY
-----------------------------------------------------------

     The names, ages and present principal occupations of the directors and executive officers of The Grand Union Company as of August 17, 1998, are set forth below.

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NAME                                 AGE      POSITION
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

J. Wayne Harris.................      59      Director, Chairman and Chief Executive Officer
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Jack W. Partridge, Jr...........      53      Director, Vice Chairman and Chief Administrative Officer
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Gary M. Philbin.................      41      Director, President and Chief Merchandising Officer
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Jeffrey P. Freimark.............      43      Executive Vice President and Chief Financial Officer
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Raymond H. Ayers................      53      Corporate Vice President, Real Estate
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L. Andrew DePaolis..............      55      Corporate Vice President, Advertising and Marketing
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Jasper Meadows..................      47      Corporate Vice President, Grocery and General Merchandising
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Manouchehr Moslemi..............      53      Corporate Vice President, Management Information Systems
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Francis E. Nicastro.............      56      Corporate Vice President and Treasurer
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Glenn J. Smith..................      34      Corporate Vice President, General Counsel and Assistant Secretary
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Donald C. Vaillancourt..........      54      Corporate Vice President, Public Affairs Counsel and Secretary
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Martin Bernstein................      61      Director
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Thomas R. Cochill...............      58      Director
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Joe Colonnetta..................      38      Director
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Jacob W. Doft...................      28      Director
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David M. Green..................      43      Director
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Joseph V. Lash..................      35      Director
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Anthony Petrillo................      57      Director
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Scott Tepper....................      38      Director
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


     MR. HARRIS has been a Director, Chairman and Chief Executive Officer of the Company since August 1, 1997. From September, 1992 until joining the Company, Mr. Harris served as: Senior Vice President, North East Operations, The Great Atlantic and Pacific Tea Company ("A&P"), a leading supermarket chain; Executive Vice President and Chief Operating Officer for A&P's US Operations; and, most recently, Chairman and Chief Executive Officer of A&P Canada, Ltd. Between 1986 and 1992, Mr. Harris was President of the Cincinnati/Dayton Division of The Kroger Company ("Kroger"), the largest food retailer in the United States.

     MR. PARTRIDGE has been a Director of Grand Union since January 15, 1998 and was elected Vice Chairman and Chief Administrative Officer effective January 5, 1998. Mr. Partridge joined Grand Union after a 23-year career with Kroger, where he served as Group Vice President and a member of the company's Senior Management Committee.

     MR. PHILBIN has been a Director of the Company since October 30, 1997, and was elected President and Chief Merchandising Officer of the Company on October 3, 1997. From June, 1996 until joining the Company, Mr. Philbin was Executive Vice President in charge of Merchandising and Operations for the Cub Food Store Division of SuperValu, Inc. ("Cub Foods"). Before joining Cub Foods, Mr. Philbin was Vice President of Merchandising with the Waldbaum's Division of A&P from July, 1993. Prior to his employment with Waldbaum's, Mr. Philbin served in merchandising and operations capacities with Kroger commencing in 1973.

     MR. FREIMARK has been the Company's Executive Vice President and Chief Financial Officer since March 3, 1997. From March 3, 1997, to January 5, 1998, Mr. Freimark also served as the Company's Chief Administrative Officer. Prior to joining the Company, Mr. Freimark served as Executive Vice President and Chief Financial Officer of Pueblo Xtra International, Inc., a leading


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supermarket chain in the Commonwealth of Puerto Rico and the Territory of the
U.S. Virgin Islands, from 1992 and as Senior Vice President, Finance, Administration and Treasurer beginning in 1986. Prior to that he was Vice President-Finance and Corporate Secretary of Kings Super Markets, Inc., a New Jersey supermarket chain.

     MR. AYERS has been the Corporate Vice President in charge of Real Estate since 1988. He has been with the Company for 30 years. Prior to his present position, Mr. Ayers served in several capacities in the Real Estate Department, starting in 1968, as a trainee.

     MR. DEPAOLIS has been the Corporate Vice President in charge of Advertising and Marketing since 1996. Mr. DePaolis served as Corporate Vice President of Advertising and Sales Promotion from 1990 until 1996 when he was appointed to his present position. Mr. DePaolis joined the Company in 1968 and has served in a number of division and regional advertising positions throughout his tenure with the Company.

     MR. MEADOWS has been Corporate Vice President in charge of Grocery and General Merchandise since May 1997. Preceding that Mr. Meadows served in various positions in the Company's Grocery and General Merchandise Department. He joined the Company in 1972 as a trainee in our stores.

     MR. MOSLEMI commenced his employment with the Company on July 6, 1998. On August 13, 1998, the Board of Directors elected Mr. Moslemi Corporate Vice President, Management Information Systems. Prior to joining Grand Union, Mr. Moslemi served as Corporate Vice President, Information Technology in Stillwater, Minnesota with Cub Foods from 1995 to July 1998. From 1993 to 1995, Mr. Moslemi was Vice President, Information Technology in Salt Lake City, Utah, with American Stores, a supermarket and drug retailer.

     MR. NICASTRO has been Corporate Vice President and Treasurer of the Company since September 1989. Prior to that, he spent 20 years with the Singer Company, a manufacturing company, the last three of which were as Treasurer.

     MR. SMITH has been Corporate Vice President, General Counsel and Assistant Secretary since February 1998. Mr. Smith commenced his employment with Grand Union in August 1995 as Director of Labor Relations and Employment Practices. He was promoted to Vice President of Labor and Employment Counsel in May 1997 and to Vice President, General Counsel and Assistant Secretary in August 1997. Prior to joining Grand Union, Mr. Smith was an Associate with the law firm of Grotta, Glassman and Hoffman, P.A., in Roseland, New Jersey from September 1991 to August 1995.

     MR. VAILLANCOURT has been Corporate Vice President, Public Affairs Counsel and Secretary since June, 1997. Prior to that he served in a number of capacities with the Company. Effective November 1985, Mr. Vaillancourt became Corporate Vice President, Corporate Communications and Consumer Affairs. Effective January 1980, he was appointed Vice President, Corporate Communications and Consumer Affairs. Effective October 1976, he became Director, Corporate Communications and Consumer Affairs. In December 1971, he was promoted to Assistant to the Director of Public Relations.

     MR. BERNSTEIN has been a private investor since 1988. Mr. Bernstein is also a director of Astro Communications, a publishing and strobe lighting company, MBO Properties, a real estate mortgage company, Laser Mortgage Management, a specialty finance company, and Value Property Trust, a real estate investment trust.

     MR. COCHILL has been the President, Chief Executive Officer and Chairman of the Board of Webcraft Technologies Inc., a printer of personalized direct mail formats, specialized government


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forms and complex commercial print formats, since 1992. Mr. Cochill is also a director of Quantegy, Inc., a manufacturer of professional recording media, and U.S. Leather, Inc., a producer of leather.

     MR. COLONNETTA has been a Managing Principal of a management affiliate of Hicks, Muse, Tate & Furst, a private investment firm, since 1995. From 1994 to 1995, Mr. Colonnetta was an Operating Partner and Chief Executive Officer Triangle FoodService and StarMark Foods. From 1989 to 1994, Mr. Colonnetta was the Chief Financial Officer of TRC, a company specializing in repositioning and growing food-related companies. Mr. Colonnetta is also a director of Back Yard Burgers, Del Monte-Latin America and StarMark Foods.

     MR. DOFT has served as a Managing Director of Highline Capital Management, L.L.C., a New York-based investment management firm, since 1995. From 1994 through 1995, Mr. Doft served as a consultant to The Blackstone Group's asset management subsidiary, Blackstone Alternative Asset Management. From 1991 to 1993, Mr. Doft worked as a Financial Analyst at Gleacher & Co., Inc., a New York mergers and acquisitions advisory and merchant banking firm. Mr. Doft is also a director of Edison Brothers Stores, Inc.

     MR. GREEN was the Chairman, Chief Executive Officer and President of Southwest Supermarkets from January 1997 to February 1998. Mr. Green was with Smitty's Super Valu, Inc., a supermarket chain, from 1991 to 1996, serving as its President from 1992 to 1996, its Chief Executive Officer from 1995 to 1996, and its Senior Vice President of Marketing, Merchandising and Procurement from 1991 to 1992.

     MR. LASH has been a Managing Director in the global Mergers and Acquisitions group of Chase Securities, Inc., a securities unit of Chase Manhattan Bank, since June 1998. From January 1996 to June 1998, Mr. Lash was the President of Lash & Co. Incorporated, a mergers and acquisitions advisory firm. From December 1994 to December 1995, Mr. Lash was a Managing Director and Co-Head of the Mergers and Acquisitions Department at PaineWebber Incorporated. From 1985 to 1994, Mr. Lash served as a financial analyst and ultimately a Managing Director and Co-Head of the M&A Department at Kidder, Peabody & Co., Incorporated.

     MR. PETRILLO has been associated with Leonard Green & Co., LLP, a private investment Company commencing in 1994. Since 1995, Mr. Petrillo has been an Operating Partner of Leonard Green. In 1993, Mr. Petrillo was in retirement. Mr. Petrillo is also a director of Center Holdings, a holding company for Home Quarters, Builders Square and Hechingers.

     MR. TEPPER is the founder and lead integration consultant for KST Consulting, a healthcare and healthcare technology consulting firm. Prior to that, Mr. Tepper served as the Senior Vice President for Medisolution Ltd., a healthcare company in Canada from August 1994 to June 1998. From 1992 to 1994, Mr. Tepper was a Senior Director for Foxmeyer Health, a pharmaceutical distribution and product logistics firm.